UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of 12:01 a.m. on June 19, 2015, Farmers National Banc Corp. (“Farmers”) completed its merger with National Bancshares Corporation (“NBOH”) pursuant to the terms of the Agreement and Plan of Merger, dated as of January 27, 2015, by and between Farmers and NBOH (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, NBOH was merged with and into Farmers (the “Merger”), followed immediately by the related merger of NBOH’s wholly-owned subsidiary bank, First National Bank, with and into The Farmers National Bank of Canfield, Farmers’ wholly-owned subsidiary bank. As a result of the mergers, First National Bank’s fourteen full-service banking offices will operate as branches of Farmers National Bank.

As a result of the Merger and in accordance with the terms of the Merger Agreement, each outstanding NBOH common share was converted into the right to receive either 4.034 Farmers common shares or $32.15 in cash, subject to certain allocation procedures set forth in the Merger Agreement that are intended to ensure that 80% of the outstanding NBOH common shares are converted into the right to receive Farmers common shares and the remaining outstanding NBOH common shares are converted into the right to receive cash.

ITEM 8.01	Other Events.

On June 19, 2015, the Company issued a press release announcing the completion of the Merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release is furnished herein, as part of this Item 8.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Farmers under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None required pursuant to Rule 8-04(b) of Regulation S-X.

(b)	Pro Forma Financial Information.

None required pursuant to Rule 8-05 of Regulation S-X.

(c)	Not Applicable

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 27, 2015, by and between Farmers National Banc Corp. and National Bancshares Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Farmers National Banc Corp. filed on January 29, 2015 (File No. 001-35296)).

99.1	Press Release issued June 19, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: June 19, 2015